UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
 (Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
 (Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
 (Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  March 31, 2018

Item 1. Report to Stockholders.

Kirr, Marbach Partners
Value Fund

Semi-Annual Report

www■kmpartnersfunds■com	March 31, 2018

KIRR, MARBACH PARTNERS

VALUE FUND

“Anyone can steer the ship when the sea is calm.”—Publius Syrus (Roman author, 1st Century B.C.)

May 14, 2018

Dear Fellow Shareholders:

Following an unusually calm 2017, U.S. stocks sprinted from the starting gate in January before volatility returned with a vengeance towards the end of the month.  Stocks were upended as calm seas gave way to a “nor’easter” caused by concerns over a global trade war, the possibility of heightened government regulation of the market-driving mega-capitalization technology stocks (which were priced for perfection), higher interest rates and a more “hawkish” Federal Reserve.

Despite the harrowing plunges and media hysterics, stocks ended the quarter just slightly lower than where they started.  The S&P 500 and Dow Jones Industrial Average each fell for the first time in ten quarters.  However, we see a possible path to higher prices.  We think investors would be wise to continue to focus on the signal of strengthening fundamentals (earnings improvement driven by a lower corporate tax rate and business confidence/investment/”animal spirits” spurred by lower taxes and a pro-business regulatory environment) and ignore the noise (there will be plenty).

We remain frustrated “value” stocks (as represented by the Russell 3000 Value Index) continued to dramatically underperform “growth” stocks (as represented by the Russell 3000 Growth Index) in the first half of fiscal 2018.  However, we believe this trend could reverse, eventually.  Further, we believe valuations have improved, with the market’s P/E benefitting from both a lower price (P) and the possibility of higher earnings (E).  We continually rank stocks owned in Value Fund’s portfolio in terms of upside potential vs. downside risk.  On that basis, we believe our portfolio is as attractively valued as it has been in quite some time.

We remain mindful of the risk factors listed in the opening paragraph and do not dismiss their importance.  In addition, with investors now more focused on risk, we will not be surprised to see further extreme volatility.

Periods ending March 31, 2018
(Total Returns-Dividends Reinvested in Index-Annualized*)

		Russell	Russell	Russell
	Kirr, Marbach	3000	3000 Value	3000 Growth	S&P 500
	Value Fund(1)	Index(2)	Index(3)	Index(4)	Index(5)
Six-months	4.87%	5.65%	2.11%	9.20%	5.84%
One-year*	10.94%	13.81%	6.81%	21.05%	13.99%
Three-years*	5.38%	10.22%	7.87%	12.55%	10.78%
Five-years*	8.31%	13.03%	10.71%	15.31%	13.31%
Ten-Years*	8.96%	9.62%	7.84%	11.29%	9.49%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.48% and 1.46%, respectively, according to the Prospectus dated January 26, 2018.  Contractual fee waivers are in effect until February 28, 2019.

Performance data quoted represents past performance; past performance is no guarantee of future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039.  The fund imposes a 1.00% redemption fee on shares held less than 30 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.

(3)
The Russell 3000 Value Index is an unmanaged, capitalization-weighted index generally representative of the value segment of the overall U.S. stock market.  In includes those Russell 3000 Index stocks with lower earnings multiples and expected growth rates.  This index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

(4)
The Russell 3000 Growth Index is an unmanaged, capitalization-weighted index generally representative of the growth segment of the overall U.S. stock market.  It includes those Russell 3000 index stocks with higher earnings multiples and expected growth rates.  This index cannot be invested in directly.

(5)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

(6)	One-year, Three-years, Five-years and Ten-years returns are Average Annualized Returns.

Percent Change in Top Ten Holdings from Book Cost (as of 3/31/2018)

1.	Cognizant Technology Solutions	+748.1%	6.	Alliance Data Systems Corp.	+189.4%
2.	LyondellBasell Industries NV	+527.0%	7.	Canadian Pacific Railway Ltd.	+501.7%
3.	ILG, Inc.	+133.3%	8.	Voya Financial, Inc.	+125.3%
4.	Colliers International Group, Inc.	+81.7%	9.	MasTec, Inc.	+162.8%
5.	KLX, Inc.	+63.1%	10.	Dollar Tree, Inc.	+933.0%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Mutual fund investing involves risk.  Principal loss is possible.

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods.  Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

Past performance is not a guarantee of future results.

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Price-to-earnings ratio is calculated by dividing the price of a stock or index by its earnings.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

For further information about Value Fund and/or an account application, please call Matt Kirr at Value Fund at (812) 376-9444 or (800) 808-9444 or write to Value Fund at 621 Washington Street, Columbus, IN  47201.

KIRR, MARBACH PARTNERS

VALUE FUND
Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	March 31, 2018	March 31, 2018	March 31, 2018	March 31, 2018
Kirr Marbach Partners Value Fund	10.94%	8.31%	8.96%	7.63%
Russell 3000 Index**	13.81%	13.03%	9.62%	6.46%
S&P 500 Index***	13.99%	13.31%	9.49%	6.05%

*	December 31, 1998
**	The Russell 3000 Index is an unmanaged, capitalization-weighted index generally representative of the overall U.S. stock market. This Index cannot be invested in directly.
***
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example – March 31, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2017 – March 31, 2018).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period
	10/1/17	3/31/18	10/1/17 – 3/31/18(1)
Actual	$1,000.00	$1,048.70	$7.41
Hypothetical (5% return before expenses)	1,000.00	1,017.70	7.29

(1)
Expenses are equal to the Fund’s annualized expense ratio after recoupment of 1.45% multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.  The annualized expense ratio prior to recoupment was 1.44%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2018

Top Ten Equity Holdings (Unaudited)
as of March 31, 2018
(% of net assets)

Cognizant Technology Solutions Corp. – Class A	4.9%
LyondellBasell Industries NV – Class A	4.1%
ILG, Inc.	3.9%
Colliers International Group, Inc.	3.6%
KLX, Inc.	3.6%
Alliance Data Systems Corp.	3.5%
Canadian Pacific Railway Ltd.	3.5%
Voya Financial, Inc.	3.4%
MasTec, Inc.	3.3%
Dollar Tree, Inc.	3.2%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
March 31, 2018 (Unaudited)

Number
of Shares		Value
	COMMON STOCKS – 98.7%

	Basic Materials – 6.8%
31,210	Innospec, Inc.	$2,141,006
30,747	LyondellBasell
	Industries NV – Class A	3,249,343
		5,390,349
	Communications – 10.3%
13,095	Alliance Data Systems Corp.	2,787,402
72,390	ARRIS International plc*	1,923,402
85,785	CenturyLink, Inc.	1,409,448
16,200	Liberty SiriusXM Group – Class A*	665,820
32,590	Liberty SiriusXM Group – Class C*	1,331,301
		8,117,373
	Consumer Cyclical – 17.1%
2,800	AutoZone, Inc.*	1,816,332
28,180	Dave & Buster’s Entertainment, Inc.*	1,176,233
26,960	Dollar Tree, Inc.*	2,558,504
98,550	Extended Stay America, Inc.	1,948,334
98,460	ILG, Inc.	3,063,091
44,510	Motorcar Parts of America, Inc.*	953,849
17,775	Visteon Corp.*	1,959,516
		13,475,859
	Consumer Non Cyclical – 5.6%
8,260	Allergan plc	1,390,075
39,715	Mylan NV*	1,635,067
13,110	Zimmer Biomet Holdings, Inc.	1,429,514
		4,454,656
	Energy – 1.0%
10,489	Marathon Petroleum Corp.	766,851

	Financial – 19.8%
38,725	American International Group, Inc.	2,107,415
15,775	Aon plc	2,213,706
38,160	CIT Group, Inc.	1,965,240
41,315	Colliers International Group, Inc.	2,869,327
1,916	Markel Corp.*	2,242,199
46,300	Synchrony Financial	1,552,439
52,825	Voya Financial, Inc.	2,667,662
		15,617,988
	Industrial – 21.7%
15,678	Canadian Pacific Railway Ltd.	2,767,167
20,195	Deluxe Corp.	1,494,632
32,455	EMCOR Group, Inc.	2,529,218
39,690	KLX, Inc.*	2,820,371
55,900	MasTec, Inc.*	2,630,095
18,293	WABCO Holdings, Inc.*	2,448,884
24,425	XPO Logistics, Inc.*	2,486,709
		17,177,076
	Technology – 14.0%
48,500	Cognizant Technology
	Solutions Corp. – Class A	3,904,250
113,005	Conduent, Inc.*	2,106,413
14,165	Luxoft Holding, Inc.*	580,057
47,119	NCR Corp.*	1,485,191
97,215	Nuance Communications, Inc.*	1,531,136
67,115	Xperi Corp.	1,419,482
		11,026,529
	Utilities – 2.4%
91,490	Vistra Energy Corp.*	1,905,737
	TOTAL COMMON STOCKS
	(Cost $43,424,891)	77,932,418

	SHORT-TERM INVESTMENT – 1.4%
1,119,402	Fidelity Institutional Government
	Portfolio – Class I, 1.49%**
	(Cost $1,119,402)	1,119,402
	Total Investments
	(Cost $44,544,293) – 100.1%	79,051,820
	Other Assets and
	Liabilities, Net (0.1)%	(46,560)
	TOTAL NET ASSETS – 100.0%	$79,005,260

*	Non-income producing security.
**	Rate in effect as of March 31, 2018.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
March 31, 2018 (Unaudited)

ASSETS:
Investments, at current value
(cost $44,544,293)	$79,051,820
Cash	17,230
Prepaid expenses	16,845
Receivable for Fund shares sold	10,074
Dividends receivable	8,965
Interest receivable	1,278
Total Assets	79,106,212

LIABILITIES:
Payable to Adviser	68,672
Accrued expenses	23,533
Accrued distribution fees	8,747
Total Liabilities	100,952

NET ASSETS	$79,005,260

NET ASSETS CONSIST OF:
Capital Stock	$43,374,125
Undistributed net investment income	502,995
Undistributed net realized gain on investments	620,604
Net unrealized appreciation on investments	34,507,536
Total Net Assets	$79,005,260

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	3,215,501

Net asset value and offering price per share(1)	$24.57

(1)	A redemption fee is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Six Months Ended March 31, 2018
(Unaudited)

INVESTMENT INCOME:
Dividend income
(net of withholding of $2,381)	$434,416
Interest income	12,699
Total Investment Income	447,115

EXPENSES:
Investment Adviser fees	396,833
Legal fees	34,848
Distribution fees	32,482
Administration fees	23,508
Transfer agent fees	20,306
Federal & state registration fees	14,644
Fund accounting fees	13,788
Audit fees	11,102
Custody fees	8,184
Postage & printing fees	6,358
Directors fees	6,006
Other	4,094
Total expenses before recoupment	572,153
Add: Advisory fee recoupment (See Note 3)	3,255
Net Expenses	575,408

NET INVESTMENT LOSS	(128,293)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	1,291,973
Net change in unrealized
appreciation on investments	2,580,803

Net realized and unrealized
gain on investments	3,872,776

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$3,744,483

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	March 31, 2018	Year Ended
	(Unaudited)	September 30, 2017
OPERATIONS:
Net investment loss	$(128,293)	$(243,815)
Net realized gain on investments	1,291,973	5,471,486
Net change in unrealized appreciation on investments	2,580,803	6,068,994
Net increase in net assets resulting from operations	3,744,483	11,296,665

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,607,544	2,496,002
Proceeds from reinvestment of distributions	5,040,518	3,736,702
Payments for shares redeemed	(2,550,879)	(7,447,241)
Redemption fees	—	88
Net increase (decrease) in net assets resulting from capital share transactions	4,097,183	(1,214,449)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	—
From net realized gains	(5,212,562)	(3,872,059)
Total distributions to shareholders	(5,212,562)	(3,872,059)

TOTAL INCREASE IN NET ASSETS	2,629,104	6,210,157

NET ASSETS:
Beginning of period	76,376,156	70,165,999
End of period (including undistributed net investment income of
$502,995 and $631,288, respectively)	$79,005,260	$76,376,156

CHANGES IN SHARES OUTSTANDING:
Shares sold	63,095	105,297
Shares issued to holders in reinvestment of dividends	200,898	162,254
Shares redeemed	(99,783)	(314,140)
Net increase (decrease) in shares outstanding	164,210	(46,589)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	March 31, 2018	Year Ended September 30,
	(Unaudited)(1)	2017	2016	2015	2014	2013
PER SHARE DATA:

Net asset value, beginning of period	$25.03	$22.65	$21.38	$22.33	$20.88	$16.12

Investment operations:
Net investment income (loss)	(0.04)	(0.08)	0.16	(0.16)	(0.19)	(0.06)
Net realized and unrealized
gain (loss) on investments	1.29	3.75	1.18	(0.79)	1.64	4.82
Total from investment operations	1.25	3.67	1.34	(0.95)	1.45	4.76

Less distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net capital gains	(1.71)	(1.29)	(0.07)	—	—	—
Total distributions	(1.71)	(1.29)	(0.07)	—	—	—

Paid in capital from redemption fees	—	— (2)	— (2)	— (2)	— (2)	— (2)

Net asset value, end of period	$24.57	$25.03	$22.65	$21.38	$22.33	$20.88

TOTAL RETURN	4.87%	16.72%	6.29%	(4.25)%	6.94%	29.53%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$79.0	$76.4	$70.2	$70.0	$73.7	$66.6
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.44%	1.47%	1.49%	1.46%	1.45%	1.54%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/recoupment	(0.31)%	(0.35)%	0.70%	(0.69)%	(0.85)%	(0.45)%
After expense reimbursement/recoupment	(0.32)%	(0.33)%	0.74%	(0.68)%	(0.85)%	(0.36)%
Portfolio turnover rate	6%	16%	23%	21%	11%	21%

(1)	All ratios for the six month period ended March 31, 2018 have been annualized, except total return and portfolio turnover.
(2)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
March 31, 2018 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Codification Topic 946 “Financial Services-Investment Companies.” The one series presently authorized is Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the supervision of the Board of Directors. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934.  Debt securities, including short-term debt instruments having maturities less than 60 days, are valued at the mean between the bid and asked prices as reported by an approved pricing service.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2018 (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$77,932,418	$—	$—	$77,932,418
Short-Term Investment	1,119,402	—	—	1,119,402
Total Investments	$79,051,820	$—	$—	$79,051,820

Refer to the Schedule of Investments for industry classifications. Transfers between levels are recognized at the end of the reporting period. During the period ended March 31, 2018, the Fund recognized no transfers between levels.  The Fund did not invest in any Level 3 investments during the period.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2017, or for any other tax years which are open for exam. As of September 30, 2017, open tax years include the tax years ended September 30, 2014 through 2017. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

c)	Income and Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the period from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short term capital gains are included in ordinary income for tax purposes.

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non-bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2018 (Unaudited)

g)
Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

h)
Subsequent Events – Management has evaluated Fund related events and transactions that occurred subsequent to March 31, 2018 through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended March 31, 2018, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$7,445,523	$4,351,718

At September 30, 2017, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) on a tax basis were as follows:

Tax cost of investments	$46,084,397
Gross unrealized appreciation	$32,579,144
Gross unrealized depreciation	$(552,334)
Net unrealized appreciation	$32,026,810
Undistributed ordinary income	—
Undistributed long-term capital gain	5,212,551
Total distributable earnings	5,212,551
Other accumulated gains/losses	$(140,147)
Total accumulated earnings (losses)	$37,099,214

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2018 (Unaudited)

As of September 30, 2017, the Fund’s most recently completed fiscal year end, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 or December 31, respectively.  For the taxable year ended September 30, 2017, the Fund deferred on a tax-basis, late year ordinary losses of $140,147.

The tax character of distributions paid during the period ended March 31, 2018 were as follows:

Long Term Capital Gains*
$5,212,562

The tax character of distributions paid during the year ended September 30, 2017 were as follows:

Long Term Capital Gains*
$3,872,059

*
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 28, 2019.  The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2019. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of thirty-six months following the date on which such fee waiver or expense reimbursement was made. During the period ended March 31, 2018, the Adviser was able to recoup expenses of $3,255.  Waived/reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Month of expiration	Amount
April 2018–September 2018	$826
October 2018–September 2019	29,062
October 2019–September 2020	15,117
October 2020–March 2021	—
$45,005

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2018 (Unaudited)

As of March 31, 2018, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter of the shares of the Fund pursuant to a Distribution Agreement between the Distributor and the Corporation. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the period ended March 31, 2018, the Fund incurred expenses of $32,482 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1.00% redemption fee on shares held 30 days or less. For the period ended March 31, 2018 and the year ended September 30, 2017, the Fund collected $0 and $88, respectively, in redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
March 31, 2018 (Unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 8, 2017, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Fund, Inc. (the “Corporation”), the directors, including a majority of the disinterested directors, approved the continuation of the investment advisory agreement dated June 10, 2005 (the “Advisory Agreement”) between the Corporation and Kirr, Marbach & Company, LLC (the “Adviser”).  It was noted that, as described in the Adviser’s memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund.  In addition, it was noted that the Adviser promoted a culture of compliance. The directors noted that the Fund’s recent short and mid-term underperformance has lagged its benchmarks. The directors considered the Adviser’s explanation for the Fund’s recent short and mid-term underperformance, including the Fund’s short-term underperformance during the fiscal year ending September 30, 2017, and were satisfied with the Adviser’s explanations relating to these periods. The directors also considered the Fund’s longer-term performance, particularly since inception numbers. The directors also noted that a significant percentage of the Fund is owned by Adviser insiders and therefore the directors feel that the Adviser’s interests are aligned with other Fund shareholders.  The directors considered information relating to the Fund’s fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the directors reviewed charts prepared by the administrator based on data compiled by a nationally recognized third party comparative data provider. In connection with this, the directors also considered the control of the Fund’s operating expenses through the expense cap agreement, and noted that the current expense cap agreement maintains an overall reasonable total expense level as evidenced by the comparative data presented at the meeting.  In addition, the Board noted that the Adviser is providing substantially similar investment advisory services to the Fund and its other separate account clients and, with the current expense cap arrangement in place, providing such services to the Fund at substantially similar rates to those charged to the Adviser’s other clients.  The directors considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and it was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser. The directors considered the Adviser’s cost of providing services to the Fund and the profitability of its relationship to the Fund.  It was noted that the Adviser’s profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the directors noted that the Adviser’s profit in connection with its services to the Fund appeared reasonable.  The directors considered whether economies of scale were being realized that could justify reduced expenses for the Fund. It was noted that current asset levels slightly increased from the prior year. During the deliberations, the disinterested directors did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement.  The disinterested directors evaluated all information presented to them and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
March 31, 2018 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  For information on the Public Reference Room call 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

Directors
Mark D. Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
Mark E. Chesnut
John F. Dorenbusch

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

Administrator,
Transfer Agent And
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

Independent Registered
Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.
The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444.  A description of the
Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at
www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Semi-Annual Report

March 31, 2018

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*       /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    June 5, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Mr. Mark Foster
Mr. Mark Foster, President

Date    June 5, 2018

By (Signature and Title)*       /s/Mr. Mickey Kim
Mr. Mickey Kim, Treasurer

Date    June 5, 2018

* Print the name and title of each signing officer under his or her signature.